MERRILL LYNCH
                                                              CAPITAL FUND, INC.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

                                   STRATEGIC
                                              Performance

[GRAPHIC ART OMITTED]

Merrill Lynch
Capital Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #10252--3/98

                                              Annual Report
                                              March 31, 1998

Printed on post-consumer recycled paper

MERRILL LYNCH CAPITAL FUND, INC.

PORTFOLIO SUMMARY

Security Diversification
As a Percentage of Net Assets
As of March 31, 1998

  [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

US Stocks                                   53.4%
US Bonds                                    29.5%
Non-US Stocks                                9.9%
Non-US Bonds                                 3.6%
Cash & Cash Equivalents                      3.6%


Sector Representation
As a Percentage of Equities
As of March 31, 1998

  [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financial Services                          23.6%
Consumer Services                            6.9%
Utiliities                                   0.9%
Transportation                               4.3%
Capital Goods--Technology                   13.4%
Consumer Cylcicals                          14.7%
Energy                                      13.2%
Basic Industries                             7.5%
Diversified                                  3.6%
Credit Cyclicals                             1.9%
Consumer Staples                             6.6%
Capital Goods                                3.4%

  Geographic Diversification              Percent of
  As of March 31, 1998                    Net Assets*
----------------------------------------------------
  United States                              85.8%
----------------------------------------------------
  United Kingdom                              3.8
----------------------------------------------------
  Argentina                                   3.0
----------------------------------------------------
  Switzerland                                 1.9
----------------------------------------------------
  Mexico                                      1.1
----------------------------------------------------
  Brazil                                      0.7
----------------------------------------------------
  Netherlands                                 0.6
----------------------------------------------------
  Italy                                       0.6
----------------------------------------------------
  France                                      0.6
----------------------------------------------------
  Turkey                                      0.5
----------------------------------------------------
  Japan                                       0.3
----------------------------------------------------
  India                                       0.3
----------------------------------------------------
  Chile                                       0.3
----------------------------------------------------
  Colombia                                    0.2
----------------------------------------------------
  Hong Kong                                   0.1
----------------------------------------------------
  South Korea                                 0.1
----------------------------------------------------
  Guatemala                                   0.1
----------------------------------------------------

* Includes investments in short-term securities.

  US Common Stock Investments                                    S&P
  As of March 31, 1998                     Fund                  500*
-----------------------------------------------------------------------
  Average Capitalization (in billions)    $23.0                 $17.0
-----------------------------------------------------------------------
  Price/Book Value                          3.4                   6.1
-----------------------------------------------------------------------
  Price/Earnings Ratio**                   19.8                  24.3
-----------------------------------------------------------------------
  Yield Based on Current Dividend           1.5%                  1.4%
-----------------------------------------------------------------------

 * An unmanaged broad-based index comprised of common stocks.
** Based on 1998 earnings estimates.

  Fixed-Income Investments                                  Merrill Lynch
  As of March 31, 1998                       Fund            DOAO Index*
---------------------------------------------------------------------------
  Duration                                 5.5 Years           5.1 Years
---------------------------------------------------------------------------
  Average Maturity                         9.1 Years           8.9 Years
---------------------------------------------------------------------------
  Asset Breakdown:
---------------------------------------------------------------------------
    Corporates                              53.6%                20.1%
---------------------------------------------------------------------------
    US Treasuries/Agencies                  39.0%                52.1%
---------------------------------------------------------------------------
    Mortgage-Backed                          0.8%                27.8%
---------------------------------------------------------------------------
    International Governments                6.6%                  --
---------------------------------------------------------------------------

* An unmanaged market-weighted corporate, Government and mortgage master bond index reflecting approximately 97% of total outstanding bonds.

Merrill Lynch Capital Fund, Inc.                                  March 31, 1998

DEAR SHAREHOLDER

A continuation of favorable political, economic and inflationary trends, coupled with very positive investor sentiment, propelled the stock market to a series of record highs during the March quarter. Beginning late last year, a series of factors prompted strong buying interest in US equities. Retrenchments by US investors from emerging markets accelerated. US financial assets also became more attractive to foreign investors because of their perceived safety and security and the continued strength of the US dollar, which reached a five-year high against the Japanese yen and a seven-year high against the German mark. This interest continued through January, as the most dire forecasts about the impact of the Asian crisis on global financial markets proved extreme and early fourth quarter of 1997 US corporate profits performance proved respectable. Furthermore, the recovery in the prices of two key commodities, oil and gold, appeared to confirm that the crisis was over.

By February, evidence of moderating economic growth, continued benign inflation and additional solid fourth quarter corporate earnings results further encouraged the view that the impact of the Asian financial crisis on US companies and financial markets would be modest and manageable, supporting continued capital flows into the equity market. By March, ongoing gains in important economic measures such as consumer income, housing and manufacturing activity confirmed a solid growth outlook for the US economy, despite the crisis in Asia. Moreover, this growth occurred without reigniting inflationary pressures. The annualized rate of consumer price inflation has fallen in each of the past five months to a 1.4% annual rate. Finally, the strong performance of the US equity market precipitated an acceleration in equity mutual fund inflows.

This combination of factors drove the unman aged Standard & Poor's 500 Composite Index (S&P 500) to a +13.95% total return for the first calendar quarter of 1998. The US bond market continued to provide positive returns as well, with the unmanaged Merrill Lynch Domestic Bond Master Index providing a +1.62% total return, benefiting from the continued benign inflationary environment and expectations for more moderate economic growth in the periods ahead. Cash equivalents earned a +1.25% total return for the March quarter. Total returns for Merrill Lynch Capital Fund, Inc.'s Class A, Class B, Class C and Class D Shares for the quarter ended March 31, 1998 were +8.84%, +8.55%, +8.58% and +8.79%, respectively. (Fund results shown do not reflect sales charges; results would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 6 - 8 of this report to shareholders.)

While these factors supporting the US stock market's extraordinary advance are unlikely to abate in the near term, we question whether the stock market can provide significant appreciation from current levels because of two primary factors. First, corporate earnings growth is slowing. Currently, most analysts expect corporate profits to continue rising at a 12%- 13% annual rate over the next three years-five years, but we are hard-pressed to see how recent profit increases can be sustained. Wage gains are increasing and finding skilled labor is becoming more difficult. Meanwhile, international competitive pressures are keeping price levels flat to down. These forces point toward margin contraction and a deceleration in the rate of corporate earnings advances. Second, stock market valuations are at record high levels on virtually every measure. We do not believe this combination represents a formula for sustained further gains for the broad equity market averages. While current conditions remain favorable, we believe risks are rising and, at current price levels, the equity market offers little room for disappointment. Meanwhile, bonds continue to represent good value, in our view, with inflation-adjusted interest rates at above-average historic levels and inflationary pressures continuing to moderate. Consequently, we continued to maintain the Fund's bond weighting. Our investment position at March quarter-end showed 63.3% of net assets invested in equities, 33.1% in fixed-income securities and 3.6% in cash equivalents.

Merrill Lynch Capital Fund, Inc.                                  March 31, 1998

This compares to 62.5% in equities, 34.1% in fixed-income securities and 3.4% in cash equivalents at December 31, 1997.

Portfolio Matters

Within the equity component of the portfolio, we added five new investments during the March quarter, increased our position in 26 stocks, eliminated four holdings and reduced our ownership in an additional 11 stocks.

Among the new positions is Rockwell International Corporation, a global electronics company which maintains leadership positions in three major markets: industrial automation, avionics and communications and semiconductors systems. We sold the stock early in 1997, based on its high valuation and uncertain semiconductor systems prospects. Disappointing results from this division precipitated a subsequent 25% decline in the share price, creating what we consider to be an attractive reentry point. Rockwell's core businesses of factory automation and avionics, accounting for 80% of sales and 83% of operating profits, enjoy leading global market shares and generate above-average returns. The semiconductor division has disappointed investors as a result of increased competition, new product transition, a weaker product mix and higher research and development expenses. We believe this business is poised to improve in response to a new industry standard and sequential margin improvements going forward. Rockwell targets revenue growth of 8% and earnings per share growth of 13%-15% annually. The company also maintains a strong balance sheet and an ongoing share repurchase program. The stock appears inexpensive compared to its own historical valuation history, its electrical equipment peer group and broad market averages. Another valuation methodology suggests we are buying the semiconductor business at essentially no cost. This combination of strong industrial positions, steady earnings and cash flow growth, rising margins and returns, free cash flow, active share repurchases and a reasonable valuation make Rockwell an attractive addition to the portfolio.

Another new position is Motorola, Inc., the semiconductor and communications equipment manufacturer. This stock has declined sharply and is now selling at the same price as in 1993 following downward earnings revisions resulting from weakness in Asian semiconductor, handset and paging sales, creating what we believe to be an attractive buying opportunity in the stock. While 1998 will be a challenging year, a number of factors are expected to converge which could propel rapid earnings growth into 1999: new digital handset products, continued growth in land mobile products, further market share gains in wireless infrastructure and a swing in operating profits from the company's satellite venture. Downside risk in the stock appears quite limited, since it sells at the low-end of the company's five-year historical range. Substantial upside potential exists if earnings power is realized and the stock's valuation expands toward the upper end of this range. The stock's rapid ascent late last year, before its subsequent decline, is indicative of the powerful potential this stock enjoys when business conditions improve. With limited downside risk and a reasonable likelihood of an improving trend in revenues and earnings into next year, Motorola appears to offer very good value at its current price.

We sold our position in Nokia Corp. OY, the Finnish telecommunications equipment company. This has been an outstanding investment, up over 60% year-to-date at March 31, 1998 and nearly triple the price at the beginning of 1996, which has resulted in a dramatic expansion of valuation multiples. While the company possesses many attractive qualities, we see a rising near-term risk profile which, at current lofty multiples, suggests the potential for significant downside risk in the stock. In our view, the Asian economic crisis is likely to impair prospects for the company's telecommunications infrastructure business, with delays and/or cancellations increasingly possible as these countries attempt to resolve their current financial problems. In addition, competition in this business is intensifying. Furthermore, several new competitors are entering the handset business,

Merrill Lynch Capital Fund, Inc.                                  March 31, 1998

suggesting forthcoming margin pressures. We believe that any evidence of accelerating price competition and/or loss of market share will be adverse to the stock price. With the upside potential from current levels constrained as the stock appears to reflect virtually all the recent good news, and the downside risk rising, we decided to eliminate our profitable position and redeploy proceeds into more attractive investment opportunities.

We also sold Nucor Corporation, the specialty steel company. The original investment thesis on Nucor was predicated upon the company's ability to create value for shareholders through both favorable and adverse market conditions. However, following a recent meeting with company management, we were compelled to reassess this view and concluded that the stock no longer represented good value. We are concerned that the company may not be able to successfully execute its strategy of capturing market share through the addition of low-cost capacity, prompting our decision to eliminate our position with a modest gain.

Despite the high overall level of the stock market, we continue to identify and invest in above-average companies whose stocks sell at below-average valuation levels. We define an above-average company as one which maintains a strong competitive position, earns consistently high returns on capital, is financially sound, generates cash in excess of its internal reinvestment requirements and is managed by individuals motivated to create value for shareholders. We define a below-average price as one which does not adequately or accurately reflect what we believe to be the company's underlying intrinsic value. On average, the stocks held in Merrill Lynch Capital Fund, Inc. generated comparable returns on shareholders' equity and have much stronger balance sheets, while offering faster earnings growth than the average company as measured by the S&P 500. However, these same stocks sell at an average price/earnings ratio of 19.8 times estimated 1998 earnings per share compared to 24.3 times for the S&P 500, at 3.4 times current book value per share versus 6.1 times for the S&P 500, and provide a 1.5% dividend yield which approximates that of the S&P 500. We believe this formula will provide superior risk-adjusted returns over time.

Within the fixed-income component of the portfolio, we shortened the average duration of our bond holdings from 5.6 years to 5.4 years when long-term interest rates reached their lowest levels in over four years in early January. We also shifted a modest amount of assets from investment-grade corporate bonds into below investment-grade corporate bonds to seek to capture their higher yields. At the same time, we increased our holdings of US Treasury securities and foreign government bonds, while reducing our mortgage securities holdings. As a result of these transactions, we maintained our average quality rating at A2/A+ by Moody's Investors Service, Inc. and Standard & Poor's Corp. At March quarter-end, investment-grade corporate bonds represented 45.3% of fixed-income assets; US Treasury securities represented 39.0%; foreign government bonds, 6.6%; below investment-grade corporate bonds, 8.3%; and mortgage-backed securities, 0.8%. This compares to 48.0% in investment-grade corporate bonds, 37.8% in US Treasury securities, 6.1% in foreign government bonds, 6.9% in below investment-grade corporate bonds and 1.2% in mortgage-backed securities at December quarter-end. The average duration of our bonds at March quarter-end was
5.5 years, average maturity was 9.1 years, and the average yield-to- maturity was 6.55%.

Fiscal Year in Review

For the 12 months ended March 31, 1998, the total returns of Merrill Lynch Capital Fund, Inc. trailed the continued strong performance of the unmanaged S&P 500 Index. While each individual asset class within the Fund performed reasonably well, overall equity returns were greatly in excess of those available in the fixed-income market. The large representation of bonds within the portfolio consequently restrained overall results. For the fiscal year ended March 31, 1998, total returns for Merrill Lynch Capital Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +30.71%, +29.38%, +29.40% and +30.40%, respectively. For the same 12-month period, the S&P 500 provided a +48.01% total return, the Merrill Lynch Domestic Bond Master Index generated a +12.05% total return, and cash equivalents earned a +5.31% total return.

Merrill Lynch Capital Fund, Inc.                                  March 31, 1998

Within the equity component of the Fund, the large representation of financial companies positively contributed to performance since the bank, insurance and diversified financial sectors of the market performed well. The consumer cyclical group, in which the Fund was also sizably represented, also performed strongly during the fiscal year, aided by high employment levels, rising consumer incomes and strong consumer confidence. The Fund was not exposed to many consumer staple companies whose stocks outperformed the overall market averages. While this segment of the market is represented by many outstanding global companies, the premium valuation levels these stocks command limited their appeal. In addition, the Fund's investment in the energy group negatively impacted overall returns, since a weak commodity price environment impaired this group's ability to fully participate in the strong market advance.

In Conclusion

We appreciate your continued interest and participation in Merrill Lynch Capital Fund, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,


/s/ Arthur Zeikel
Arthur Zeikel
President


/s/ Kurt Schansinger
Kurt Schansinger
Senior Vice President and Portfolio Manager

May 5, 1998

Merrill Lynch Capital Fund, Inc.                                  March 31, 1998

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Average Annual Total Return

                             % Return Without           % Return With
                               Sales Charge             Sales Charge**
================================================================================
  Class A Shares*
================================================================================
  Year Ended 3/31/98            +30.71%                     +23.85%
--------------------------------------------------------------------------------
  Five Years Ended 3/31/98      +16.47                      +15.22
--------------------------------------------------------------------------------
  Ten Years Ended 3/31/98       +14.91                      +14.29
--------------------------------------------------------------------------------

 * Maximum sales charge is 5.25%.
** Assuming maximum sales charge.

================================================================================
                              % Return                     % Return
                             Without CDSC                 With CDSC**
================================================================================
  Class C Shares*
================================================================================

  Year Ended 3/31/98           +29.40%                      +28.40%
--------------------------------------------------------------------------------
  Inception (10/21/94)
  through 3/31/98              +20.23                       +20.23
--------------------------------------------------------------------------------

* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.

** Assuming payment of applicable contingent deferred sales charge.

                              % Return                     % Return
                             Without CDSC                 With CDSC**
================================================================================
  Class B Shares*
================================================================================
  Year Ended 3/31/98            +29.38%                     +25.38%
--------------------------------------------------------------------------------
  Five Years Ended 3/31/98      +15.29                      +15.29
--------------------------------------------------------------------------------
  Inception (10/21/88)
  through 3/31/98               +13.74                      +13.74
--------------------------------------------------------------------------------

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.

================================================================================
                             % Return Without           % Return With
                               Sales Charge             Sales Charge**
================================================================================
  Class D Shares*
================================================================================
  Year Ended 3/31/98             +30.40%                    +23.55%
--------------------------------------------------------------------------------
  Inception (10/21/94)
  through 3/31/98                +21.17                     +19.29
--------------------------------------------------------------------------------

 * Maximum sales charge is 5.25%.
** Assuming maximum sales charge.

Merrill Lynch Capital Fund, Inc.                                  March 31, 1998

Total Return Based on a $10,000 Investment

Class A Shares

[LINE CHART OMITTED]

Class B Shares

[LINE CHART OMITTED]

Class C & Class D Shares

[LINE CHART OMITTED]

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML Capital Fund, Inc., through a fully managed investment policy, utilizes equity, debt and convertible securities.
++    This unmanaged broad-based Index is comprised of common stocks.
      Past performance is not predictive of future performance.

Merrill Lynch Capital Fund, Inc.                                  March 31, 1998

PERFORMANCE DATA (concluded)

Results of a $1,000 Investment Since Inception -- Class A Shares

(5.25% sales charge -- $947.50 net amount invested; assuming reinvestment of all dividends and capital gains distributions)

[AREA CHART OMITTED]

Recent Performance Results

                                                                         Ten Years/
                                           12 Month      3 Month      Since Inception
                                         Total Return  Total Return     Total Return
===========================================================================================
  ML Capital Fund, Inc. Class A Shares*      +30.71%      +8.84%          +301.46%
-------------------------------------------------------------------------------------------
  ML Capital Fund, Inc. Class B Shares*      +29.38       +8.55           +237.07
-------------------------------------------------------------------------------------------
  ML Capital Fund, Inc. Class C Shares*      +29.40       +8.58           + 88.54
-------------------------------------------------------------------------------------------
  ML Capital Fund, Inc. Class D Shares*      +30.40       +8.79           + 93.64
-------------------------------------------------------------------------------------------
  Dow Jones Industrial Average               +36.04      +11.73   +496.77/+439.69/+144.89
-------------------------------------------------------------------------------------------
  Standard & Poor's 500 Index**              +48.01      +13.95   +465.74/+405.55/+155.25
===========================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/inception dates are:
      Class A Shares, ten years ended 3/31/98; Class B Shares, 10/21/88; and Class C and Class D Shares, 10/21/94.

** An unmanaged broad-based index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates. Ten years/since inception total returns are for the ten years ended 3/31/98; from 10/21/88 to 3/31/98; and from 10/21/94 to 3/31/98, respectively.

Merrill Lynch Capital Fund, Inc.                                  March 31, 1998

SCHEDULE OF INVESTMENTS

                       Shares                                                                   Value      Percent of
Industries              Held                   Common Stocks                     Cost         (Note 1a)    Net Assets
------------------------------------------------------------------------------------------------------------------------
Aerospace             2,400,000   Boeing Co. (The)                          $ 116,958,469  $ 125,100,000       1.0%
                        815,000   Lockheed Martin Corporation                  69,418,145     91,687,500       0.8
                                                                            -------------  -------------     -----
                                                                              186,376,614    216,787,500       1.8
------------------------------------------------------------------------------------------------------------------------
Apparel               2,500,000++ Fruit of the Loom, Inc. (Class A)            70,546,151     76,562,500       0.6
------------------------------------------------------------------------------------------------------------------------
Appliances &          2,750,000   Sunbeam Corporation                         113,382,466    121,171,875       1.0
Furniture
------------------------------------------------------------------------------------------------------------------------
Automobile Parts      1,850,000   Federal-Mogul Corp.                          77,609,094     98,396,875       0.8
------------------------------------------------------------------------------------------------------------------------
Automotive            1,000,000   General Motors Corp.                         44,944,948     67,437,500       0.6
------------------------------------------------------------------------------------------------------------------------
Banking               1,000,000   Chase Manhattan Corporation (The)            81,222,073    134,875,000       1.1
------------------------------------------------------------------------------------------------------------------------
Building Materials    2,000,000++ American Standard Companies, Inc.            93,322,961     91,750,000       0.8
                      2,400,000   Masco Corporation                            75,254,389    142,800,000       1.2
                                                                            -------------  -------------     -----
                                                                              168,577,350    234,550,000       2.0
------------------------------------------------------------------------------------------------------------------------
Capital Goods         1,650,000   United Dominion Industries, Ltd.             38,856,970     53,521,875       0.5
------------------------------------------------------------------------------------------------------------------------
Chemicals             1,600,000   du Pont (E.I.) de Nemours and Co.            74,606,947    108,800,000       0.9
                      2,000,000   Imperial Chemical Industries PLC (ADR)*     100,317,691    143,750,000       1.2
                                                                            -------------  -------------     -----
                                                                              174,924,638    252,550,000       2.1
------------------------------------------------------------------------------------------------------------------------
Communications          600,000++ Cisco Systems, Inc.                          18,761,482     41,025,000       0.3
Equipment
------------------------------------------------------------------------------------------------------------------------
Computer Software     1,500,000   Computer Associates International, Inc.      44,432,476     86,625,000       0.7
------------------------------------------------------------------------------------------------------------------------
Consumer Electronics    400,000   Nintendo Corp. Ltd.                          28,474,285     34,565,675       0.3
------------------------------------------------------------------------------------------------------------------------
Diversified           1,100,000   Corning, Inc.                                43,667,986     48,675,000       0.4
Companies               310,000   GenCorp Inc.                                  9,173,452      9,532,500       0.1
                      1,200,000   Rockwell International Corporation           68,537,356     68,850,000       0.6
                      2,500,000   Tenneco, Inc.                               102,219,111    106,718,750       0.9
                     10,000,000   Tomkins PLC                                  44,821,118     60,964,500       0.5
                      2,000,000   United Technologies Corp.                    63,643,951    184,625,000       1.6
                      1,750,000   Varian Associates, Inc. (a)                  93,141,060     96,906,250       0.8
                                                                            -------------  -------------     -----
                                                                              425,204,034    576,272,000       4.9
------------------------------------------------------------------------------------------------------------------------
Drug Stores           4,300,000   Rite Aid Corp.                               68,282,570    147,275,000       1.2
------------------------------------------------------------------------------------------------------------------------
Electrical Equipment  1,500,000   Belden Inc. (a)                              47,721,621     62,812,500       0.5
                      1,500,000   General Electric Co.                         38,165,328    129,281,250       1.1
                      1,000,000   Philips Electronics N.V. (NY Registered
                                  Shares)                                      70,415,130     73,437,500       0.6
                                                                            -------------  -------------     -----
                                                                              156,302,079    265,531,250       2.2
------------------------------------------------------------------------------------------------------------------------
Electronic            1,500,000   Avnet, Inc.                                  83,947,762     86,343,750       0.7
Components
------------------------------------------------------------------------------------------------------------------------
Financial Services    2,000,000   Federal National Mortgage Association        52,392,099    126,500,000       1.1
                      1,000,000   Transamerica Corporation                     76,009,264    116,500,000       1.0
                                                                            -------------  -------------     -----
                                                                              128,401,363    243,000,000       2.1
------------------------------------------------------------------------------------------------------------------------
Food & Beverage       2,500,000   Diageo PLC (ADR)*                            96,190,207    121,406,250       1.0
------------------------------------------------------------------------------------------------------------------------
Foods/Food               75,000   Nestle S.A. (Registered)                     78,575,411    143,535,247       1.2
Processing
------------------------------------------------------------------------------------------------------------------------

Merrill Lynch Capital Fund, Inc.                                  March 31, 1998

                       Shares                                                                   Value      Percent of
Industries              Held                   Common Stocks                     Cost         (Note 1a)    Net Assets
------------------------------------------------------------------------------------------------------------------------
Footwear              1,625,000   Nike, Inc. (Class B)                       $ 76,992,273   $ 71,906,250       0.6%
                      8,000,000   Yue Yuen Industrial (Holdings Limited)       10,727,086     15,591,120       0.1
                                                                            -------------  -------------     -----
                                                                               87,719,359     87,497,370       0.7
------------------------------------------------------------------------------------------------------------------------
Hospital Management   3,600,000++ Tenet Healthcare Corp.                       52,634,362    130,725,000       1.1
------------------------------------------------------------------------------------------------------------------------
Hotels & Casinos      1,800,000++ Sun International Hotels Ltd.                68,687,868     85,275,000       0.7
------------------------------------------------------------------------------------------------------------------------
Information Systems   3,500,000   Reynolds & Reynolds Company (Class A)        70,124,940     76,562,500       0.7
------------------------------------------------------------------------------------------------------------------------
Insurance             2,300,000   Allstate Corporation                         69,292,895    211,456,250       1.8
                      1,000,000   American International Group, Inc.           46,545,446    125,937,500       1.1
                      1,800,000   Berkley (W.R.) Corporation (a)               62,155,679     85,275,000       0.7
                      1,900,000   EXEL Ltd.                                    41,181,437    147,250,000       1.2
                      2,000,000   Fremont General Corp. (a)                    33,362,385    117,625,000       1.0
                      2,200,000   Horace Mann Educators Corp.                  34,550,993     77,275,000       0.6
                      2,000,000   Penncorp Financial Group, Inc. (a)           62,850,797     57,750,000       0.5
                      4,000,000   Provident Companies, Inc.                    79,650,937    137,250,000       1.2
                      1,800,000   TIG Holdings, Inc.                           54,108,848     47,362,500       0.4
                      4,500,000   Travelers Group, Inc.                        39,986,618    270,000,000       2.3
                                                                            -------------  -------------     -----
                                                                              523,686,035  1,277,181,250      10.8
------------------------------------------------------------------------------------------------------------------------
Iron & Steel          1,600,000   Birmingham Steel Corp. (a)                   28,005,214     26,200,000       0.2
------------------------------------------------------------------------------------------------------------------------
Leisure/Hotels        2,200,000   Carnival Corp. (Class A)                     57,830,550    153,450,000       1.3
                      3,000,000++ Harrah's Entertainment, Inc.                 55,543,541     73,687,500       0.6
                                                                            -------------  -------------     -----
                                                                              113,374,091    227,137,500       1.9
------------------------------------------------------------------------------------------------------------------------
Machinery & Machine     750,000++ SPX Corp. (a)                                44,070,962     57,234,375       0.5
Tools
------------------------------------------------------------------------------------------------------------------------
Natural Gas           1,650,000   Coastal Corp.                                66,552,668    107,456,250       0.9
Suppliers             1,300,000   El Paso Natural Gas Co.                      56,192,288     91,731,250       0.8
                      8,290,000   Williams Companies, Inc.                     74,032,333    265,280,000       2.2
                                                                            -------------  -------------     -----
                                                                              196,777,289    464,467,500       3.9
------------------------------------------------------------------------------------------------------------------------
Oil Field Equipment     210,000   McCormick & Company, Inc.                     6,699,376      6,772,500       0.1
------------------------------------------------------------------------------------------------------------------------
Oil -- Integrated     1,100,000   Ente Nazionale Idrocarburi S.p.A.(ENI)
                                  (ADR)*                                       54,064,994     74,525,000       0.6
                      1,100,000   TOTAL S.A.(ADR)*                             36,453,868     66,068,750       0.6
                      2,500,000   Unocal Corporation                           95,486,005     96,718,750       0.8
                      5,000,000   Yacimientos Petroliferos
                                  Fiscales S.A. (YPF) (ADR)*                   95,920,616    170,000,000       1.4
                                                                            -------------  -------------     -----
                                                                              281,925,483    407,312,500       3.4
------------------------------------------------------------------------------------------------------------------------
Oil -- Service        2,500,000   Dresser Industries, Inc.                     69,699,584    120,156,250       1.0
------------------------------------------------------------------------------------------------------------------------
Paper & Forest        1,900,000   Kimberly-Clark Corp.                         95,282,857     95,237,500       0.8
Products                800,000   Temple-Inland, Inc.                          36,743,614     49,700,000       0.4
                      1,641,500   Weyerhaeuser Co.                             74,855,268     92,744,750       0.8
                                                                            -------------  -------------     -----
                                                                              206,881,739    237,682,250       2.0
------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals       2,000,000   Glaxo Wellcome PLC (ADR)*                    54,175,864    108,250,000       0.9
                         50,000   Novartis AG (Registered)                     61,610,822     88,627,554       0.8
                                                                            -------------  -------------     -----
                                                                              115,786,686    196,877,554       1.7
------------------------------------------------------------------------------------------------------------------------

Merrill Lynch Capital Fund, Inc.                                  March 31, 1998

                       Shares                                                                   Value      Percent of
Industries              Held                   Common Stocks                     Cost         (Note 1a)    Net Assets
------------------------------------------------------------------------------------------------------------------------
Railroads             4,900,000   Kansas City Southern Industries, Inc.      $ 74,694,146  $ 215,600,000       1.8%
                      1,925,000   Union Pacific Corporation                   117,418,836    108,160,938       0.9
                                                                            -------------  -------------     -----
                                                                              192,112,982    323,760,938       2.7
------------------------------------------------------------------------------------------------------------------------
Real Estate           1,000,000   CarrAmerica Realty Corp.                     26,832,805     30,000,000       0.3
Investment Trusts     2,600,000   Patriot American Hospitality, Inc.           69,867,303     70,200,000       0.6
                      1,000,000   Walden Residential Properties, Inc. (a)      20,679,751     25,250,000       0.2
                                                                            -------------  -------------     -----
                                                                              117,379,859    125,450,000       1.1
------------------------------------------------------------------------------------------------------------------------
Restaurants           2,000,000   McDonald's Corporation                       98,086,085    120,000,000       1.0
------------------------------------------------------------------------------------------------------------------------
Retail Trade            250,000   Sears, Roebuck and Co.                       11,748,382     14,359,375       0.1
                      3,000,000   Wal-Mart Stores, Inc.                        73,541,970    152,437,500       1.3
                                                                            -------------  -------------     -----
                                                                               85,290,352    166,796,875       1.4
------------------------------------------------------------------------------------------------------------------------
Semiconductors          900,000   Motorola, Inc.                               51,015,893     54,562,500       0.5
------------------------------------------------------------------------------------------------------------------------
Telecommunications    2,000,000   Frontier Corporation                         55,148,100     65,125,000       0.5
                        600,000   Telecomunicacoes Brasileiras S.A. --
                                  Telebras (ADR)*                              51,096,291     77,887,500       0.7
                                                                            -------------  -------------     -----
                                                                              106,244,391    143,012,500       1.2
------------------------------------------------------------------------------------------------------------------------
Tires & Rubber        2,500,000   Goodyear Tire & Rubber Co. (The)             98,262,526    189,375,000       1.6
------------------------------------------------------------------------------------------------------------------------
                                  Total Common Stocks                       4,699,477,049  7,525,471,659      63.3
------------------------------------------------------------------------------------------------------------------------

                        Face
                       Amount                 Corporate Bonds
------------------------------------------------------------------------------------------------------------------------
Aerospace          $ 12,500,000   Boeing Co. (The), 6.44% due 12/20/2004       12,560,000     12,546,875       0.1
------------------------------------------------------------------------------------------------------------------------
Automotive                        Hertz Corp.:
                     10,000,000     7% due 5/01/2002                           10,305,500     10,179,800       0.1
                     25,000,000     6.70% due 6/15/2002                        24,815,300     25,203,500       0.2
                     13,000,000     6% due 1/15/2003                           12,891,670     12,733,630       0.1
                     20,000,000   Hyundai Motor Co., Ltd., 7.60% due
                                  7/15/2007+++                                 19,916,100     15,000,000       0.1
                                                                            -------------  -------------     -----
                                                                               67,928,570     63,116,930       0.5
------------------------------------------------------------------------------------------------------------------------
Banking              30,000,000   Banco Nacional de Commercio Exterior SNC,
                                  Global Bonds, 7.25% due 2/02/2004            28,187,700     28,650,000       0.2
                     13,600,000   Banco Rio de la Plata, 8.75% due 12/15/2003  13,751,700     13,974,000       0.1
                     29,000,000   Bank of Boston Corp., 6.625% due 12/01/2005  27,575,520     29,323,930       0.2
                                  BankAmerica Corp.:
                     15,000,000     6.875% due 6/01/2003                       14,149,050     15,378,300       0.1
                     30,000,000     6.75% due 9/15/2005                        29,591,750     30,637,800       0.3
                                  Chase Manhattan Corporation (The):
                     15,000,000     6.50% due 8/01/2005                        14,552,850     15,053,550       0.1
                     15,000,000     6.25% due 1/15/2006                        13,892,250     14,849,400       0.1
                     20,000,000   First Security Corp., 7% due 7/15/2005       19,803,850     20,662,060       0.2
                     30,000,000   First Union Corp., 6.55% due 10/15/2035      29,953,350     30,504,300       0.3
`                    22,750,000   Firstbank Puerto Rico, 7.625% due
                                  12/20/2005                                   22,140,802     23,363,841       0.2
                     10,000,000   Great Western Financial Corp., 6.375%
                                  due 7/01/2000                                 9,998,800     10,020,200       0.1
                                  Household Bank:
                     10,000,000     6.87% due 5/15/2001                         9,868,800     10,158,090       0.1
                     20,000,000     6.875% due 3/17/2003                       19,886,200     20,464,200       0.2
                     10,300,000     6.50% due 7/15/2003                        10,202,253     10,344,187       0.1

Merrill Lynch Capital Fund, Inc.                                  March 31, 1998

                        Face                                                                    Value      Percent of
Industries             Amount                 Corporate Bonds                    Cost         (Note 1a)    Net Assets
------------------------------------------------------------------------------------------------------------------------
Banking                           NationsBank Corp.:
(concluded)        $ 40,000,000     5.60% due 2/07/2001                      $ 40,000,000   $ 39,533,600       0.3%
                     10,000,000     6.20% due 8/15/2003                         9,670,360     10,015,300       0.1
                     25,000,000     6.50% due 8/15/2003                        22,104,200     25,199,500       0.2
                     25,500,000   PNC Funding Corp., 6.125% due 9/01/2003      24,922,025     25,147,335       0.2
                     20,000,000   People's Bank -- Bridgeport, 7.20% due
                                  12/01/2006                                   19,956,700     20,493,400       0.2
                     26,000,000   Provident Bank, 6.375% due 1/15/2004         25,287,430     26,034,580       0.2
                                  Union Planters Corp.:
                     20,000,000     6.25% due 11/01/2003                       18,756,100     19,906,000       0.2
                     12,500,000     6.75% due 11/01/2005                       12,001,875     12,634,625       0.1
                                                                            -------------  -------------     -----
                                                                              436,253,565    452,348,198       3.8
------------------------------------------------------------------------------------------------------------------------
Beverages            22,000,000   Coca-Cola Femsa S.A., 8.95% due 11/01/2006   21,984,595     23,224,476       0.2
                     10,000,000   Panamerican Beverages, Inc., 7.25% due
                                  7/01/2009+++                                 10,037,500      9,825,000       0.1
                                                                            -------------  -------------     -----
                                                                               32,022,095     33,049,476       0.3
------------------------------------------------------------------------------------------------------------------------
Broadcasting         20,000,000   British Sky Broadcasting Group PLC,
                                  7.30% due 10/15/2006                         20,037,440     20,712,000       0.2
------------------------------------------------------------------------------------------------------------------------
Cable                10,000,000   Comcast Cable Communications, Inc.,
                                  8.125% due 5/01/2004                          9,991,000     10,758,600       0.1
------------------------------------------------------------------------------------------------------------------------
Chemicals             8,000,000   Airgas, Inc., 7.14% due 3/08/2004             8,000,000      8,331,120       0.1
                     37,000,000   Lyondell Petrochemical Company, 6.50%
                                  due 2/15/2006                                35,447,015     36,518,260       0.3
                     40,000,000   Union Carbide Corp., 6.79% due 6/01/2025     40,292,500     40,234,000       0.3
                                                                            -------------  -------------     -----
                                                                               83,739,515     85,083,380       0.7
------------------------------------------------------------------------------------------------------------------------
Computers            15,000,000   Digital Equipment Corp., 8.625% due
                                  11/01/2012                                   17,050,650     17,254,200       0.2
------------------------------------------------------------------------------------------------------------------------
Consumer Services                 Loewen Group, Inc.:
                     16,000,000     6.70% due 10/01/1999                       15,970,340     16,067,296       0.1
                     20,000,000     8.25% due 10/15/2003+++                    20,208,132     21,242,580       0.2
                                                                            -------------  -------------     -----
                                                                               36,178,472     37,309,876       0.3
------------------------------------------------------------------------------------------------------------------------
Electronics                       Tandy Corp.:
                     20,000,000     6.125% due 1/15/2003                       19,971,600     19,821,600       0.2
                     15,000,000     6.95% due 9/01/2007                        14,944,120     15,292,950       0.1
                                                                            -------------  -------------     -----
                                                                               34,915,720     35,114,550       0.3
------------------------------------------------------------------------------------------------------------------------
Finance              40,000,000   Ford Motor Credit Co., 5.75% due 1/25/2001   39,596,900     39,567,600       0.3
                                  General Motors Acceptance Corp.:
                     30,000,000     6.375% due 4/04/2000                       29,932,500     30,152,940       0.2
                     55,000,000     5.625% due 2/15/2001                       54,450,000     54,331,200       0.5
                     30,000,000     6.75% due 6/10/2002                        29,520,300     30,599,400       0.3
                     15,000,000   USL Capital Corp., 5.79% due 1/23/2001       14,995,800     14,897,700       0.1
                                                                            -------------  -------------     -----
                                                                              168,495,500    169,548,840       1.4
------------------------------------------------------------------------------------------------------------------------
Financial Leasing                 GATX Corp.:
                     25,000,000     6.875% due 11/01/2004                      24,938,000     25,338,000       0.2
                     25,000,000     6.69% due 11/30/2005                       24,984,750     25,437,000       0.2
                                  XTRA Corp.:
                     20,000,000     6.79% due 8/01/2001                        19,945,800     20,388,040       0.2
                     20,000,000     6.68% due 11/30/2001                       20,000,000     20,325,320       0.2
                                                                            -------------  -------------     -----
                                                                               89,868,550     91,488,360       0.8
------------------------------------------------------------------------------------------------------------------------

Merrill Lynch Capital Fund, Inc.                                  March 31, 1998

                        Face                                                                    Value      Percent of
Industries             Amount                 Corporate Bonds                    Cost         (Note 1a)    Net Assets
------------------------------------------------------------------------------------------------------------------------
Financial                         Finova Capital Corp.:
Services           $ 25,000,000     6.45% due 6/01/2000                      $ 24,766,550   $ 25,160,000       0.2%
                     15,000,000     5.98% due 2/27/2001                        14,968,950     14,888,775       0.1
                     10,000,000     6.56% due 11/15/2002                       10,000,000     10,141,200       0.1
                                  McDonnell Douglas Finance Corp.:
                      7,500,000     6.78% due 12/19/2003                        7,497,525      7,610,775       0.1
                     20,000,000     6.965% due 9/12/2005                       20,049,200     20,861,360       0.2
                     35,000,000   Morgan Stanley Group, Inc., 5.75% due
                                  2/15/2001                                    34,968,150     34,703,620       0.3
                     13,000,000   Norwest Financial, Inc., 6.625% due
                                  7/15/2004                                    13,000,000     13,253,240       0.1
                                  Salomon, Inc.:
                     10,000,000     6.75% due 2/15/2003                         9,804,000     10,157,940       0.1
                      5,000,000     6.875% due 12/15/2003                       4,968,500      5,114,525       0.0
                                  Smith Barney Shearson Holdings, Inc.:
                     25,000,000     6.625% due 7/01/2002                       24,994,000     25,336,000       0.2
                     30,000,000     7% due 3/15/2004                           29,927,700     30,801,060       0.3
                                                                            -------------  -------------     -----
                                                                              194,944,575    198,028,495       1.7
------------------------------------------------------------------------------------------------------------------------
Food & Tobacco                    Nabisco Inc.:
                     20,000,000     6.125% due 2/01/2033                       19,915,200     19,640,400       0.1
                     20,000,000     6.375% due 2/01/2035                       19,939,200     19,676,000       0.2
                                                                            -------------  -------------     -----
                                                                               39,854,400     39,316,400       0.3
------------------------------------------------------------------------------------------------------------------------
Foreign Government   10,000,000   Province of Mendoza, 10% due 9/04/2007+++     9,931,700      9,750,000       0.1
Obligations                       Republic of Argentina:
                     45,000,000     8.75% due 7/10/2002                        43,707,500     41,428,125       0.4
                     33,360,000     Floating Rate Brady Bonds, Series L,
                                    6.6875% due 3/31/2005+                     24,661,342     30,774,600       0.3
                     40,000,000     Global Bonds, 8.375% due 12/20/2003        38,561,250     39,850,000       0.3
                     20,000,000   Republic of Colombia, Global Bonds, 7.625%
                                    due 2/15/2007                              18,825,650     18,850,000       0.2
                     15,000,000   Republic of Guatemala, 8.50% due
                                    8/03/2007+++                               15,082,250     14,887,500       0.1
                                  Republic of Turkey+++:
                     15,000,000     9.875% due 2/23/2005                       14,853,700     15,187,500       0.1
                     40,000,000     10% due 9/19/2007                          39,980,625     40,400,000       0.3
                     50,000,000   United Mexican States, Global Bonds, 8.625%
                                    due 3/12/2008                              50,000,000     49,625,000       0.4
                                                                            -------------  -------------     -----
                                                                              255,604,017    260,752,725       2.2
------------------------------------------------------------------------------------------------------------------------
Hospital Management  34,625,000   Medpartners, Inc., 6.875% due 9/01/2000      34,411,290     34,319,608       0.3
                     26,500,000   Tenet Healthcare Corp., 8% due 1/15/2005     26,470,375     27,228,750       0.2
                                                                            -------------  -------------     -----
                                                                               60,881,665     61,548,358       0.5
------------------------------------------------------------------------------------------------------------------------
Industrial                        Interface, Inc.:
                      7,800,000     9.50% due 11/15/2005                        7,552,000      8,326,500       0.1
                      8,000,000     7.30% due 4/01/2008                         7,999,520      7,999,520       0.1
                     20,000,000   Reliance Industries Ltd., 8.25% due
                                    1/15/2027+++                               19,526,999     18,600,000       0.1
                     25,000,000   Triton Energy Ltd., 8.75% due 4/15/2002      25,363,000     25,865,675       0.2
                     15,000,000   United Refining Co., 10.75% due 6/15/2007    15,000,000     15,750,000       0.1
                                  Williams Holdings of Delaware, Inc.:
                     20,000,000     6.625% due 11/15/2004                      19,908,000     20,113,000       0.2
                     50,000,000     6.25% due 2/01/2006                        49,739,500     49,678,000       0.4
                                                                            -------------  -------------     -----
                                                                              145,089,019    146,332,695       1.2
------------------------------------------------------------------------------------------------------------------------

Merrill Lynch Capital Fund, Inc.                                  March 31, 1998

                        Face                                                                    Value      Percent of
Industries             Amount                 Corporate Bonds                    Cost         (Note 1a)    Net Assets
------------------------------------------------------------------------------------------------------------------------
Information                       Reynolds & Reynolds Company:
Systems            $ 10,000,000     5.875% due 3/20/2000                      $ 9,992,900    $ 9,972,400       0.1%
                     28,750,000     6.12% due 3/02/2001                        28,750,000     28,738,500       0.2
                                                                            -------------  -------------     -----
                                                                               38,742,900     38,710,900       0.3
------------------------------------------------------------------------------------------------------------------------
Machinery            20,000,000   FMC Corp., 6.375% due 9/01/2003              18,940,800     19,680,800       0.2
                     22,500,000   Harris Corp., 6.375% due 8/15/2002           22,461,850     22,641,525       0.2
                                                                            -------------  -------------     -----
                                                                               41,402,650     42,322,325       0.4
------------------------------------------------------------------------------------------------------------------------
Media/Publishing     15,000,000   News American, Inc., 6.75% due 1/09/2038+++  15,000,000     14,756,250       0.1
------------------------------------------------------------------------------------------------------------------------
Natural Gas          27,500,000   Coastal Corp., 6.70% due 2/15/2027           27,225,400     28,690,998       0.3
Suppliers            15,000,000   ENSERCH Corporation, 7.125% due 6/15/2005    15,095,150     15,492,000       0.1
                                                                            -------------  -------------     -----
                                                                               42,320,550     44,182,998       0.4
------------------------------------------------------------------------------------------------------------------------
Oil -- Integrated    10,000,000   Giant Industries, Inc., 9% due 9/01/2007+++  10,000,000     10,225,000       0.1
                     18,375,000   Occidental Petroleum Corp., 6.24% due
                                  11/24/2000                                   18,135,306     18,416,160       0.1
                                  Perez Companc S.A.+++:
                     10,000,000     9% due 1/30/2004                           10,125,000     10,300,000       0.1
                     20,500,000     8.125% due 7/15/2007                       20,201,470     20,090,000       0.2
                                  Union Texas Petroleum Holdings, Inc.:
                     23,250,000     6.70% due 11/18/2002                       23,190,070     23,598,634       0.2
                     20,000,000     6.81% due 12/05/2007                       20,000,000     20,576,600       0.2
                     10,000,000   Unocal Corporation, 6.11% due 2/17/2004      10,000,000      9,935,830       0.0
                     20,000,000   Yacimientos Petroliferos Fiscales S.A.
                                  (YPF), 8% due 2/15/2004                      18,334,375     20,317,400       0.2
                                                                            -------------  -------------     -----
                                                                              129,986,221    133,459,624       1.1
------------------------------------------------------------------------------------------------------------------------
Paper & Forest                    Boise Cascade Corporation:
Products             10,000,000     7.35% due 10/11/2004                       10,316,700     10,300,000       0.1
                     20,000,000     7.66% due 5/27/2005                        20,000,000     20,898,200       0.2
                     25,000,000   Champion International Corp., 6.65%
                                  due 12/15/2037                               25,000,000     25,382,500       0.2
                                                                            -------------  -------------     -----
                                                                               55,316,700     56,580,700       0.5
------------------------------------------------------------------------------------------------------------------------
Real Estate          10,000,000   Franchise Finance Corp. of America, 6.95%
Investment Trusts                 due 8/29/2007                                10,000,000      9,843,190       0.1
------------------------------------------------------------------------------------------------------------------------
Telecommunications   10,000,000   Pacific Telecom, Inc., 6.625% due
                                  10/20/2005                                   10,000,000     10,195,240       0.1
                     25,000,000   WorldCom, Inc., 7.55% due 4/01/2004          24,958,500     26,349,500       0.2
                                                                            -------------  -------------     -----
                                                                               34,958,500     36,544,740       0.3
------------------------------------------------------------------------------------------------------------------------
Tires & Rubber       40,000,000   Goodyear Tire & Rubber Co. (The), 6.625%
                                  due 12/01/2006                               39,840,000     40,149,200       0.3
------------------------------------------------------------------------------------------------------------------------
Transportation       12,500,000   Northwest Airlines Inc., 7.625% due
                                  3/15/2005                                    12,471,225     12,421,875       0.1
                     17,000,000   Transportacion Maritima Mexicana, S.A.
                                  de C.V., 10% due 11/15/2006                  17,152,730     17,063,750       0.2
                     15,000,000   Union Pacific Corp., 6.625% due 2/01/2008    14,776,750     14,784,900       0.1
                                                                            -------------  -------------     -----
                                                                               44,400,705     44,270,525       0.4
------------------------------------------------------------------------------------------------------------------------
Travel & Lodging                  Royal Caribbean Cruises Ltd.:
                     10,000,000     7.125% due 9/18/2002                        9,900,050     10,227,700       0.1
                     10,000,000     7.25% due 8/15/2006                         9,854,415     10,273,400       0.1
                                                                            -------------  -------------     -----
                                                                               19,754,465     20,501,100       0.2
------------------------------------------------------------------------------------------------------------------------

Merrill Lynch Capital Fund, Inc.                                  March 31, 1998

                        Face                                                                    Value      Percent of
Industries             Amount                 Corporate Bonds                    Cost         (Note 1a)    Net Assets
------------------------------------------------------------------------------------------------------------------------
Utilities --                     Connecticut Light & Power Co.:
Electric,          $ 28,250,000     7.75% due 6/01/2002+++                   $ 28,173,725   $ 28,589,847       0.2%
Gas & Water          20,000,000     7.875% due 10/01/2024                      20,431,000     20,433,800       0.2
                     33,000,000   Empresa Nacional de Electricidad S.A.
                                  (Endesa), 7.325% due 2/01/2037               33,065,750     32,885,622       0.3
                     38,500,000   Enron Corp., 6.75% due 7/01/2005             37,527,310     38,897,705       0.3
                     20,000,000   Niagara Mohawk Power Corp., 5.875% due
                                  9/01/2002                                    19,504,200     19,486,600       0.2
                     17,500,000   Tata Electric Co., 8.50% due 8/19/2017+++    17,313,775     15,692,250       0.1
                                                                            -------------  -------------     -----
                                                                              156,015,760    155,985,824       1.3
------------------------------------------------------------------------------------------------------------------------
                                  Total Corporate Bonds                     2,333,153,204  2,371,617,334      20.0
------------------------------------------------------------------------------------------------------------------------

                                    Collateralized Mortgage Obligations
------------------------------------------------------------------------------------------------------------------------
                                  Federal Home Loan Mortgage Corp.:
                      9,241,900     6.50% due 5/15/2008                         8,831,790      9,054,104       0.1
                      5,000,000     7% due 8/15/2008                            4,762,500      5,042,150       0.0
                     13,000,000     6% due 2/15/2011                           12,020,937     12,593,750       0.1
                      5,010,000   Federal National Mortgage Association,
                                  6.50% due 4/25/2008                           4,653,037      4,995,909       0.0
------------------------------------------------------------------------------------------------------------------------
                                  Total Collateralized Mortgage Obligations    30,268,264     31,685,913       0.2
------------------------------------------------------------------------------------------------------------------------

                                         US Government Obligations
------------------------------------------------------------------------------------------------------------------------
                                  US Treasury Bonds:
                    200,000,000     6.25% due 8/15/2023                       184,808,984    206,156,000       1.7
                     75,000,000     6% due 2/15/2026                           74,730,469     74,929,500       0.6
                                  US Treasury Notes:
                    175,000,000     5.875% due 7/31/1999                      175,533,203    175,602,000       1.5
                    200,000,000     5.75% due 8/15/2003                       191,405,078    200,718,000       1.7
                    650,000,000     5.875% due 11/15/2005                     634,453,981    655,278,000       5.5
                    225,000,000     5.625% due 2/15/2006                      224,046,875    223,276,500       1.9
------------------------------------------------------------------------------------------------------------------------
                                  Total US Government Obligations           1,484,978,590  1,535,960,000      12.9
------------------------------------------------------------------------------------------------------------------------

                                         Short-Term Investments
------------------------------------------------------------------------------------------------------------------------
Commercial           35,000,000   Associates Corp. of North America, 6.07%
Paper**                           due 4/01/1998                                35,000,000     35,000,000       0.3
                     25,000,000   BTAB Holdings Funding Corp., 5.65% due
                                  4/21/1998                                    24,921,528     24,921,528       0.2
                     25,000,000   CXC Inc., 5.50% due 4/03/1998                24,992,361     24,992,361       0.2
                                  Corporate Asset Funding Co. Inc.:
                     34,500,000     5.52% due 4/20/1998                        34,399,490     34,399,490       0.3
                     20,000,000     5.52% due 4/22/1998                        19,935,600     19,935,600       0.2
                     20,000,000   Finova Capital Corp., 5.49% due 4/17/1998    19,951,200     19,951,200       0.2
                     28,771,000   General Motors Acceptance Corp., 6.13%
                                  due 4/01/1998                                28,771,000     28,771,000       0.2
                                  Lehman Brothers Holdings Inc.:
                     40,400,000     5.52% due 4/06/1998                        40,369,027     40,369,027       0.3
                     20,000,000     5.52% due 4/13/1998                        19,963,200     19,963,200       0.2
                     14,700,000   Lexington Parker Capital Co. LLC, 5.48%
                                  due 4/02/1998                                14,697,762     14,697,762       0.1

Merrill Lynch Capital Fund, Inc.                                  March 31, 1998

                        Face                                                                    Value      Percent of
                       Amount             Short-Term Investments                 Cost         (Note 1a)    Net Assets
------------------------------------------------------------------------------------------------------------------------
Commercial         $ 12,131,000   Park Avenue Receivables Corp., 5.57%
Paper**                           due 4/17/1998                              $ 12,100,969   $ 12,100,969       0.1%
(concluded)          50,000,000   Riverwoods Funding Corp., 5.53% due
                                  5/01/1998                                    49,769,583     49,769,583       0.4
                                                                            -------------  -------------     -----
                                                                              324,871,720    324,871,720       2.7
------------------------------------------------------------------------------------------------------------------------
US Government        30,000,000   Federal Home Loan Banks, 5.45% due
Agency                            4/08/1998                                    29,968,208     29,968,208       0.3
Obligations**
------------------------------------------------------------------------------------------------------------------------
                                  Total Short-Term Investments                354,839,928    354,839,928       3.0
------------------------------------------------------------------------------------------------------------------------
Total Investments                                                          $8,902,717,035 11,819,574,834      99.4
                                                                           ==============
Other Assets Less Liabilities                                                                 67,910,560       0.6
                                                                                         ---------------     -----
Net Assets                                                                               $11,887,485,394     100.0%
                                                                                         ===============     =====
------------------------------------------------------------------------------------------------------------------------

*     American Depositary Receipts (ADR).
** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
+ Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
++    Non-income producing security.
+++ The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

See Notes to Financial Statements.

(a) Investments in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in section 2 (a)(3) of the Investment Company Act of 1940) are as follows:

--------------------------------------------------------------------------------
                                           Net Share      Net        Dividend
   Industry             Affiliate          Activity      Cost         Income
--------------------------------------------------------------------------------
Diversified      Varian Associates,
  Companies        Inc.                  1,150,000    $60,939,161      $570,433
Electrical       Belden Inc.               360,900     11,944,962       295,000
  Equipment
Insurance        Berkley (W.R.)
                   Corporation             600,000             --       792,000
Insurance        Fremont General
                   Corp.                  (300,000)    (3,275,189)    1,200,000
Insurance        Penncorp Financial
                   Group, Inc.                  --             --       400,000
Iron & Steel     Birmingham Steel
                   Corp.                        --             --       640,000
Machinery &      SPX Corp.                 750,000     44,070,962            ++
  Machine
  Tools
Real Estate      Walden Residential
  Investment       Properties, Inc.        257,800      7,506,369     1,491,987
  Trusts
--------------------------------------------------------------------------------

++ Non-income producing security.

Merrill Lynch Capital Fund, Inc.                                  March 31, 1998

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of March 31, 1998

Assets:              Investments, at value (identified cost --
                     $8,902,717,035) (Note 1a) ...............................                    $11,819,574,834
                     Cash ....................................................                             93,561
                     Foreign cash (Note 1c) ..................................                            605,832
                     Receivables:
                        Securities sold ......................................      $  67,934,654
                        Interest .............................................         60,790,954
                        Capital shares sold ..................................         23,371,632
                        Dividends ............................................         11,047,785     163,145,025
                                                                                    -------------
                     Prepaid registration fees and other assets (Note 1f) ....                            179,474
                                                                                                  ---------------
                     Total assets ............................................                     11,983,598,726
                                                                                                  ---------------
------------------------------------------------------------------------------------------------------------------
Liabilities:         Payables:
                        Securities purchased .................................         47,591,638
                        Capital shares redeemed ..............................         35,846,597
                        Distributor (Note 2) .................................          5,854,636
                        Investment adviser (Note 2) ..........................          4,141,004      93,433,875
                                                                                    -------------
                     Accrued expenses and other liabilities ..................                          2,679,457
                                                                                                  ---------------
                     Total liabilities .......................................                         96,113,332
                                                                                                  ---------------
------------------------------------------------------------------------------------------------------------------
Net Assets:          Net assets ..............................................                    $11,887,485,394
                                                                                                  ===============
------------------------------------------------------------------------------------------------------------------
Net Assets           Class A Shares of Common Stock, $0.10 par value,
Consist of:          400,000,000 shares authorized ...........................                      $  11,064,324
                     Class B Shares of Common Stock, $0.10 par value,
                     400,000,000 shares authorized ...........................                         16,188,770
                     Class C Shares of Common Stock, $0.10 par value,
                     200,000,000 shares authorized ...........................                          1,412,405
                     Class D Shares of Common Stock, $0.10 par value,
                     200,000,000 shares authorized ...........................                          3,415,522
                     Paid-in capital in excess of par ........................                      8,597,071,799
                     Undistributed investment income -- net ..................                         73,165,000
                     Undistributed realized capital gains on investments
                     and foreign currency transactions -- net ................                        268,313,754
                     Unrealized appreciation on investments and foreign
                     currency transactions -- net ............................                      2,916,853,820
                                                                                                  ---------------
                     Net assets ..............................................                    $11,887,485,394
                                                                                                  ===============
------------------------------------------------------------------------------------------------------------------
Net Asset Value:     Class A -- Based on net assets of $4,155,677,231
                     and 110,643,239 shares outstanding ......................                            $ 37.56
                                                                                                  ===============
                     Class B -- Based on net assets of $5,938,708,616 and
                     161,887,699 shares outstanding ..........................                            $ 36.68
                                                                                                  ===============
                     Class C -- Based on net assets of $512,782,732 and
                     14,124,050 shares outstanding ...........................                            $ 36.31
                                                                                                  ===============
                     Class D -- Based on net assets of $1,280,316,815 and
                     34,155,217 shares outstanding ...........................                            $ 37.49
                                                                                                  ===============
------------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

Merrill Lynch Capital Fund, Inc.                                  March 31, 1998

Statement of Operations for the Year Ended March 31, 1998

Investment           Interest and discount earned ............................                     $  278,880,820
Income               Dividends (net of $2,428,105 foreign withholding tax) ...                        111,518,341
(Notes 1d & 1e):     Other ...................................................                            647,445
                                                                                                  ---------------
                     Total income ............................................                        391,046,606
                                                                                                  ---------------
------------------------------------------------------------------------------------------------------------------
Expenses:            Account maintenance and distribution fees --
                     Class B (Note 2) ........................................      $  53,880,781
                     Investment advisory fees (Note 2) .......................         41,894,654
                     Transfer agent fees -- Class B (Note 2) .................          8,024,817
                     Transfer agent fees -- Class A (Note 2) .................          4,858,453
                     Account maintenance and distribution fees -- Class C
                     (Note 2) ................................................          3,866,998
                     Account maintenance fees -- Class D (Note 2) ............          2,351,416
                     Transfer agent fees -- Class D (Note 2) .................          1,250,921
                     Custodian fees ..........................................            734,998
                     Transfer agent fees -- Class C (Note 2) .................            613,773
                     Printing and shareholder reports ........................            395,906
                     Registration fees (Note 1f) .............................            386,555
                     Professional fees .......................................             99,032
                     Directors' fees and expenses ............................             47,273
                     Pricing fees ............................................             16,858
                     Other ...................................................             83,625
                                                                                    -------------
                     Total expenses ..........................................                        118,506,060
                                                                                                  ---------------
                     Investment income  -- net ...............................                        272,540,546
                                                                                                  ---------------
------------------------------------------------------------------------------------------------------------------
Realized &           Realized gain (loss) from:
Unrealized Gain         Investments -- net ...................................        571,665,488
(Loss) on               Foreign currency transactions -- net .................         (2,456,877)    569,208,611
Investments &                                                                     --------------
Foreign Currency     Change in unrealized appreciation/depreciation on:
Transactions--Net       Investments -- net ...................................      1,873,957,408
(Notes 1b, 1c,          Foreign currency transactions -- net .................             67,907   1,874,025,315
1e & 3):                                                                          --------------  ---------------
                     Net realized and unrealized gain on investments
                     and foreign currency transactions .......................                      2,443,233,926
                                                                                                  ---------------
                     Net Increase in Net Assets Resulting from Operations ....                    $ 2,715,774,472
                                                                                                  ===============
------------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

Merrill Lynch Capital Fund, Inc.                                  March 31, 1998

Statements of Changes in Net Assets

                                                                                           For the Year
                                                                                          Ended March 31,
                                                                                  -------------------------------
Increase (Decrease) in Net Assets:                                                      1998             1997
------------------------------------------------------------------------------------------------------------------
Operations:          Investment income -- net ................................     $  272,540,546  $  315,581,262
                     Realized gain on investments and foreign currency
                     transactions -- net .....................................        569,208,611     526,748,104
                     Change in unrealized appreciation on investments
                     and foreign currency transactions -- net ................      1,874,025,315     208,655,806
                                                                                   --------------  --------------
                     Net increase in net assets resulting from operations ....      2,715,774,472   1,050,985,172
                                                                                   --------------  --------------
------------------------------------------------------------------------------------------------------------------
Dividends &          Investment income  -- net:
Distributions to        Class A ..............................................       (115,518,688)   (129,132,730)
Shareholders            Class B ..............................................       (119,396,439)   (153,592,754)
(Note 1g):              Class C ..............................................         (8,523,951)     (9,633,153)
                        Class D ..............................................        (26,653,341)    (22,687,022)
                     Realized gain on investments -- net:
                        Class A ..............................................       (204,758,968)   (200,341,016)
                        Class B ..............................................       (306,423,980)   (318,637,995)
                        Class C ..............................................        (21,655,996)    (19,360,951)
                        Class D ..............................................        (51,231,087)    (37,329,858)
                                                                                   --------------  --------------
                     Net decrease in net assets resulting from dividends
                     and distributions to shareholders .......................       (854,162,450)   (890,715,479)
                                                                                   --------------  --------------
------------------------------------------------------------------------------------------------------------------
Capital Share        Net increase in net assets derived from capital
Transactions         share transactions ......................................        744,669,554      88,941,831
(Note 4):                                                                          --------------  --------------
------------------------------------------------------------------------------------------------------------------
Net Assets:          Total increase in net assets ............................      2,606,281,576     249,211,524
                     Beginning of year .......................................      9,281,203,818   9,031,992,294
                                                                                   --------------  --------------
                     End of year* ............................................    $11,887,485,394  $9,281,203,818
                                                                                  ===============  ==============
------------------------------------------------------------------------------------------------------------------

                   * Undistributed investment income -- net (Note 1h) ........    $    73,165,000  $   73,174,307
                                                                                  ===============  ==============
------------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

Merrill Lynch Capital Fund, Inc.                                  March 31, 1998

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                               Class A
                                                                 ------------------------------------------------------------------
                                                                                     For the Year Ended March 31,
                                                                 ------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                             1998++        1997++       1996          1995           1994
-----------------------------------------------------------------------------------------------------------------------------------
Per Share           Net asset value, beginning of year ........  $    31.39    $    30.90   $    27.74    $    27.46     $    27.89
Operating                                                        ----------    ----------   ----------    ----------     ----------
Performance:        Investment income -- net ..................        1.11          1.25         1.21          1.01            .97
                    Realized and unrealized gain on investments
                    and foreign currency transactions -- net ..        8.14          2.43         5.41          1.77            .50
                                                                 ----------    ----------   ----------    ----------     ----------
                    Total from investment operations ..........        9.25          3.68         6.62          2.78           1.47
                                                                 ----------    ----------   ----------    ----------     ----------
                    Less dividends and distributions:
                       Investment income -- net ...............       (1.11)        (1.25)       (1.16)         (.94)          (.95)
                       Realized gain on investments -- net ....       (1.97)        (1.94)       (2.30)        (1.56)          (.95)
                                                                 ----------    ----------   ----------    ----------     ----------
                    Total dividends and distributions .........       (3.08)        (3.19)       (3.46)        (2.50)         (1.90)
                                                                 ----------    ----------   ----------    ----------     ----------
                    Net asset value, end of year ..............  $    37.56    $    31.39   $    30.90    $    27.74     $    27.46
                                                                 ==========    ==========   ==========    ==========     ==========
-----------------------------------------------------------------------------------------------------------------------------------
Total Investment    Based on net asset value per share ........       30.71%        12.62%       24.50%        10.95%          5.39%
Return:*                                                         ==========    ==========   ==========    ==========     ==========
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to           Expenses ..................................         .55%          .55%         .56%          .57%           .53%
Average                                                          ==========    ==========   ==========    ==========     ==========
Net Assets:         Investment income -- net ..................        3.21%         3.99%        4.09%         3.81%          3.52%
                                                                 ==========    ==========   ==========    ==========     ==========
-----------------------------------------------------------------------------------------------------------------------------------
Supplemental        Net assets, end of year (in thousands) ....  $4,155,677    $3,291,219   $3,225,758    $2,507,767     $2,237,492
Data:                                                            ==========    ==========   ==========    ==========     ==========
                    Portfolio turnover ........................          38%           47%          84%           89%            86%
                                                                 ==========    ==========   ==========    ==========     ==========
                    Average commission rate paid+ .............  $    .0478    $    .0432   $    .0382            --             --
                                                                 ==========    ==========   ==========    ==========     ==========
-----------------------------------------------------------------------------------------------------------------------------------

*     Total investment returns exclude the effects of sales loads.
+ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
++    Based on average shares outstanding.

                       See Notes to Financial Statements.

Merrill Lynch Capital Fund, Inc.                                  March 31, 1998

Financial Highlights (continued)

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                               Class B
                                                                 ------------------------------------------------------------------
                                                                                     For the Year Ended March 31,
                                                                 ------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                             1998++        1997++       1996          1995           1994
-----------------------------------------------------------------------------------------------------------------------------------
Per Share           Net asset value, beginning of year ........  $    30.72    $    30.30    $    27.28    $    27.04    $    27.49
Operating                                                        ----------    ----------    ----------    ----------    ----------
Performance:        Investment income -- net ..................         .74           .91           .90           .74           .70
                    Realized and unrealized gain on investments
                    and foreign currency transactions -- net ..        7.96          2.39          5.29          1.72           .48
                                                                 ----------    ----------    ----------    ----------    ----------
                    Total from investment operations ..........        8.70          3.30          6.19          2.46          1.18
                                                                 ----------    ----------    ----------    ----------    ----------
                    Less dividends and distributions:
                       Investment income -- net ...............        (.77)         (.94)         (.87)         (.66)         (.68)
                       Realized gain on investments -- net ....       (1.97)        (1.94)        (2.30)        (1.56)         (.95)
                                                                 ----------    ----------    ----------    ----------    ----------
                    Total dividends and distributions .........       (2.74)        (2.88)        (3.17)        (2.22)        (1.63)
                                                                 ----------    ----------    ----------    ----------    ----------
                    Net asset value, end of year ..............  $    36.68    $    30.72    $    30.30    $    27.28    $    27.04
                                                                 ==========    ==========    ==========    ==========    ==========
-----------------------------------------------------------------------------------------------------------------------------------
Total Investment    Based on net asset value per share ........       29.38%        11.48%        23.22%         9.81%         4.36%
Return:*                                                         ==========    ==========    ==========    ==========    ==========
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to           Expenses ..................................        1.57%         1.57%         1.58%         1.59%         1.55%
Average                                                          ==========    ==========    ==========    ==========    ==========
Net Assets:         Investment income -- net ..................        2.19%         2.97%         3.07%         2.79%         2.50%
                                                                 ==========    ==========    ==========    ==========    ==========
-----------------------------------------------------------------------------------------------------------------------------------
Supplemental        Net assets, end of year (in thousands) ....  $5,938,708    $4,977,431    $5,025,504    $3,664,250    $3,079,332
Data:                                                            ==========    ==========    ==========    ==========    ==========
                    Portfolio turnover ........................          38%           47%           84%           89%           86%
                                                                 ==========    ==========    ==========    ==========    ==========
                    Average commission rate paid+ .............  $    .0478    $    .0432    $    .0382            --            --
                                                                 ==========    ==========    ==========    ==========    ==========
-----------------------------------------------------------------------------------------------------------------------------------

*     Total investment returns exclude the effects of sales loads.
+ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
++    Based on average shares outstanding.

                    See Notes to Financial Statements.

Merrill Lynch Capital Fund, Inc.                                  March 31, 1998

Financial Highlights (continued)

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                             Class C
                                                                      ---------------------------------------------------
                                                                                                                 For the
                                                                                                                 Period
                                                                                    For the Year                 Oct. 21,
                                                                                  Ended March 31,               1994++ to
                                                                      -------------------------------------     March 31,
Increase (Decrease) in Net Asset Value:                                 1998+++       1997+++        1996         1995
-------------------------------------------------------------------------------------------------------------------------
Per Share           Net asset value, beginning of period ..........   $   30.44     $   30.08     $   27.17     $   26.81
Operating                                                             ---------     ---------     ---------     ---------
Performance:        Investment income -- net ......................         .73           .90           .92           .49
                    Realized and unrealized gain on investments and
                    foreign currency transactions -- net ..........        7.89          2.36          5.24          1.03
                                                                      ---------     ---------     ---------     ---------
                    Total from investment operations ..............        8.62          3.26          6.16          1.52
                                                                      ---------     ---------     ---------     ---------
                    Less dividends and distributions:
                       Investment income -- net ...................        (.78)         (.96)         (.95)         (.43)
                       Realized gain on investments -- net ........       (1.97)        (1.94)        (2.30)         (.73)
                                                                      ---------     ---------     ---------     ---------
                    Total dividends and distributions .............       (2.75)        (2.90)        (3.25)        (1.16)
                                                                      ---------     ---------     ---------     ---------
                    Net asset value, end of period ................   $   36.31     $   30.44     $   30.08     $   27.17
                                                                      =========     =========     =========     =========
-------------------------------------------------------------------------------------------------------------------------
Total Investment    Based on net asset value per share ............       29.40%        11.45%        23.25%         6.07%++++
Return:**                                                             =========     =========     =========     =========
-------------------------------------------------------------------------------------------------------------------------
Ratios to           Expenses ......................................        1.58%         1.58%         1.59%         1.64%*
Average                                                               =========     =========     =========     =========
Net Assets:         Investment income -- net ......................        2.18%         2.96%         3.08%         3.22%*
                                                                      =========     =========     =========     =========
-------------------------------------------------------------------------------------------------------------------------
Supplemental        Net assets, end of period (in thousands) ......   $ 512,783     $ 322,438     $ 259,131     $  46,902
Data:                                                                 =========     =========     =========     =========
                    Portfolio turnover ............................          38%           47%           84%           89%
                                                                      =========     =========     =========     =========
                    Average commission rate paid+ .................   $   .0478     $   .0432     $   .0382            --
                                                                      =========     =========     =========     =========
-------------------------------------------------------------------------------------------------------------------------

*     Annualized.
**    Total investment returns exclude the effects of sales loads.
+ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
++    Commencement of operations.
+++   Based on average shares outstanding.
++++  Aggregate total investment return.

                    See Notes to Financial Statements.

Merrill Lynch Capital Fund, Inc.                                  March 31, 1998

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                             Class D
                                                                      ---------------------------------------------------
                                                                                                                 For the
                                                                                                                 Period
                                                                                    For the Year                 Oct. 21,
                                                                                  Ended March 31,               1994++ to
                                                                      -------------------------------------     March 31,
Increase (Decrease) in Net Asset Value:                                 1998+++       1997+++        1996         1995
-------------------------------------------------------------------------------------------------------------------------
Per Share           Net asset value, beginning of period ..........   $   31.34     $   30.86     $   27.72     $   27.27
Operating                                                             ---------     ---------     ---------     ---------
Performance:        Investment income -- net ......................        1.02          1.17          1.16           .48
                    Realized and unrealized gain on investments and
                    foreign currency transactions -- net ..........        8.14          2.43          5.38          1.15
                                                                      ---------     ---------     ---------     ---------
                    Total from investment operations ..............        9.16          3.60          6.54          1.63
                                                                      ---------     ---------     ---------     ---------
                    Less dividends and distributions:
                       Investment income -- net ...................       (1.04)        (1.18)        (1.10)         (.45)
                       Realized gain on investments -- net ........       (1.97)        (1.94)        (2.30)         (.73)
                                                                      ---------     ---------     ---------     ---------
                    Total dividends and distributions .............       (3.01)        (3.12)        (3.40)        (1.18)
                                                                      ---------     ---------     ---------     ---------
                    Net asset value, end of period ................   $   37.49     $   31.34     $   30.86     $   27.72
                                                                      =========     =========     =========     =========
-------------------------------------------------------------------------------------------------------------------------
Total Investment    Based on net asset value per share ............       30.40%        12.34%        24.21%         6.42%++++
Return:**                                                             =========     =========     =========     =========
-------------------------------------------------------------------------------------------------------------------------
Ratios to           Expenses ......................................         .80%          .80%          .81%          .87%*
Average                                                               =========     =========     =========     =========
Net Assets:         Investment income -- net ......................        2.95%         3.75%         3.84%         3.94%*
                                                                      =========     =========     =========     =========
-------------------------------------------------------------------------------------------------------------------------
Supplemental        Net assets, end of period (in thousands) ......   $1,280,317    $ 690,116     $ 521,599     $ 171,201
Data:                                                                 =========     =========     =========     =========
                    Portfolio turnover ............................          38%           47%           84%           89%
                                                                      =========     =========     =========     =========
                    Average commission rate paid+ .................   $   .0478     $   .0432     $   .0382            --
                                                                      =========     =========     =========     =========
-------------------------------------------------------------------------------------------------------------------------

*     Annualized.
**    Total investment returns exclude the effects of sales loads.
+ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
++    Commencement of operations.
+++   Based on average shares outstanding.
++++  Aggregate total investment return.

                    See Notes to Financial Statements.

Merrill Lynch Capital Fund, Inc.                                  March 31, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Capital Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options -- The Fund is authorized to write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written options are non-income producing investments.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated invest ment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the

Merrill Lynch Capital Fund, Inc.                                  March 31, 1998

ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Reclassification -- Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $2,457,434 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.50% of the Fund's average daily net assets not exceeding $250 million; 0.45% of average daily net assets in excess of $250 million but not exceeding $300 million; 0.425% of average daily net assets in excess of $300 million but not exceeding $400 million; and 0.40% of average daily net assets in excess of $400 million.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

----------------------------------------------------------
                             Account         Distribution
                         Maintenance Fee          Fee
----------------------------------------------------------
Class B ............          0.25%              0.75%
Class C ............          0.25%              0.75%
Class D ............          0.25%               --
----------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended March 31, 1998, MLFD earned underwriting discounts and commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

-------------------------------------------------------
                               MLFD            MLPF&S
-------------------------------------------------------
Class A ............         $ 43,421       $  509,945
Class D ............         $137,456       $1,903,313
-------------------------------------------------------

For the year ended March 31, 1998, MLPF&S received contingent deferred sales charges of $5,593,399 and $91,818 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $60,049 and $18,937 relating to transactions subject to front-end sales charge waivers in Class A Shares and Class D Shares, respectively.

In addition, MLPF&S received $279,047 in commissions on the execution of portfolio security transactions for the year ended March 31, 1998.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

During the year ended March 31, 1998, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, received $3,755 for security price quotations to compute the net asset value of the Fund.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.

Merrill Lynch Capital Fund, Inc.                                  March 31, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended March 31, 1998 were $3,821,996,903 and $3,809,744,862, respectively.

Net realized gains (losses) for the year ended March 31, 1998 and net unrealized gains (losses) as of March 31, 1998 were as follows:


--------------------------------------------------------------------------------
                                           Realized              Unrealized
                                        Gains (Losses)         Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments .............    $573,598,239           $2,916,857,799
Short-term investments ............      (1,932,751)                      --
Foreign currency
transactions ......................      (2,456,877)                  (3,979)
                                       ------------           --------------
Total .............................    $569,208,611           $2,916,853,820
                                       ============           ==============
--------------------------------------------------------------------------------

As of March 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $2,914,425,533, of which $2,959,300,597 related to appreciated securities and $44,875,064 related to depreciated securities. At March 31, 1998, the aggregate cost of investments for Federal income tax purposes was $8,905,149,301.

4. Capital Share Transactions:

Net increase in net assets derived from capital share transactions was $744,669,554 and $88,941,831 for the years ended March 31, 1998 and March 31,
1997, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the                                                Dollar
Year Ended March 31, 1998                         Shares              Amount
--------------------------------------------------------------------------------
   Shares sold .............................     18,254,019     $   634,543,940
   Shares issued to shareholders
   in reinvestment of dividends
   and distributions .......................      8,638,512         294,091,362
                                                -----------     ---------------
   Total issued ............................     26,892,531         928,635,302
   Shares redeemed .........................    (21,089,819)       (727,078,860)
                                                -----------     ---------------
   Net increase ............................      5,802,712     $   201,556,442
                                                ===========     ===============
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares for the                                                Dollar
Year Ended March 31, 1997                         Shares              Amount
--------------------------------------------------------------------------------
  Shares sold ..............................     17,867,783     $   553,401,282
  Shares issued to shareholders
  in reinvestment of dividends
  and distributions ........................      9,986,061         300,989,719
                                                -----------     ---------------
  Total issued .............................     27,853,844         854,391,001
  Shares redeemed ..........................    (27,414,603)       (850,370,114)
                                                -----------     ---------------
  Net increase .............................        439,241     $     4,020,887
                                                ===========     ===============
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Shares for the                                                Dollar
Year Ended March 31, 1998                         Shares              Amount
--------------------------------------------------------------------------------
  Shares sold ..............................     26,936,302     $   915,743,174
  Shares issued to shareholders
  in reinvestment of dividends
  and distributions ........................     11,273,540         376,017,355
                                                -----------     ---------------
  Total issued .............................     38,209,842       1,291,760,529
  Automatic conversion
  of shares ................................     (7,065,614)       (239,303,799)
  Shares redeemed ..........................    (31,261,809)     (1,049,566,557)
                                                -----------     ---------------
  Net increase (decrease) ..................       (117,581)    $     2,890,173
                                                ===========     ===============
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Shares for the                                                Dollar
Year Ended March 31, 1997                         Shares              Amount
--------------------------------------------------------------------------------
  Shares sold ..............................     27,179,336     $   802,909,943
  Shares issued to shareholders
  in reinvestment of dividends
  and distributions ........................     14,204,232         420,101,200
                                                -----------     ---------------
  Total issued .............................     41,383,568       1,223,011,143
  Automatic conversion
  of shares ................................     (1,163,610)        (35,786,707)
  Shares redeemed ..........................    (44,055,095)     (1,317,756,891)
                                                -----------     ---------------
  Net decrease .............................     (3,835,137)    $  (130,532,455)
                                                ===========     ===============
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Shares for the                                                Dollar
Year Ended March 31, 1998                         Shares              Amount
--------------------------------------------------------------------------------
  Shares sold ..............................      5,470,865     $   185,136,065
  Shares issued to shareholders
  in reinvestment of dividends
  and distributions ........................        812,551          26,837,937
                                                -----------     ---------------
  Total issued .............................      6,283,416         211,974,002
  Shares redeemed ..........................     (2,750,233)        (91,023,357)
                                                -----------     ---------------
  Net increase .............................      3,533,183     $   120,950,645
                                                ===========     ===============
--------------------------------------------------------------------------------

Merrill Lynch Capital Fund, Inc.                                  March 31, 1998

--------------------------------------------------------------------------------
Class C Shares for the                                                Dollar
Year Ended March 31, 1997                         Shares              Amount
--------------------------------------------------------------------------------
  Shares sold ..............................       4,367,744      $ 131,117,286
  Shares issued to shareholders
  in reinvestment of dividends
  and distributions ........................         889,233         26,090,088
                                                 -----------      -------------
  Total issued .............................       5,256,977        157,207,374
  Shares redeemed ..........................      (3,280,962)       (98,987,162)
                                                 -----------      -------------
  Net increase .............................       1,976,015      $  58,220,212
                                                 ==========       =============
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class D Shares for the                                                Dollar
Year Ended March 31, 1998                         Shares              Amount
--------------------------------------------------------------------------------
  Shares sold ..............................       9,630,431      $ 333,114,038
  Automatic conversion
  of shares ................................       6,920,593        239,303,799
  Shares issued to shareholders
  in reinvestment of dividends
  and distributions ........................       2,068,449         70,372,205
                                                 -----------      -------------
  Total issued .............................      18,619,473        642,790,042
  Shares redeemed ..........................      (6,482,847)      (223,517,748)
                                                 -----------      -------------
  Net increase .............................      12,136,626      $ 419,272,294
                                                 ==========       =============
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class D Shares for the                                                Dollar
Year Ended March 31, 1997                         Shares              Amount
--------------------------------------------------------------------------------
  Shares sold ..............................       7,903,395      $ 244,928,191
  Automatic conversion
  of shares ................................       1,141,681         35,786,707
  Shares issued to shareholders
  in reinvestment of dividends
  and distributions ........................       1,738,833         52,347,617
                                                 -----------      -------------
  Total issued .............................      10,783,909        333,062,515
  Shares redeemed ..........................      (5,669,032)      (175,829,328)
                                                 -----------      -------------
  Net increase .............................       5,114,877      $ 157,233,187
                                                 ==========       =============
--------------------------------------------------------------------------------

5. Loaned Securities:

At March 31, 1998, the Fund held US Treasury Notes having an aggregate value of approximately $26,856,000 as collateral for portfolio securities loaned having a market value of approximately $24,111,000.

Merrill Lynch Capital Fund, Inc.                                  March 31, 1998

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Capital Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Capital Fund, Inc. as of March 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Capital Fund, Inc. as of March 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
May 14, 1998

Merrill Lynch Capital Fund, Inc.                                  March 31, 1998

IMPORTANT TAX INFORMATION (unaudited)

The following information summarizes all per share distributions paid by Merrill Lynch Capital Fund, Inc. during its fiscal year ended March 31, 1998:

======================================================================================================
                                Qualifying       Interest      Domestic        Total
 Record           Payable        Domestic      from Federal  Non-Qualifying  Ordinary      Long-Term
  Date             Date       Ordinary Income  Obligations  Ordinary Income   Income     Capital Gains
======================================================================================================
Class A Shares:
======================================================================================================
 7/02/97          7/11/97        $.136571       $.141343       $.372494       $.650408       $.911909*
------------------------------------------------------------------------------------------------------
12/09/97          12/17/97       $.123167       $.108383       $.385139       $.616689       $.896217**
======================================================================================================
Class B Shares:
======================================================================================================
 7/02/97          7/11/97        $.101708       $.105263       $.277407       $.484378       $.911909*
------------------------------------------------------------------------------------------------------
12/09/97          12/17/97       $.087562       $.077052       $.273804       $.438418       $.896217**
======================================================================================================
Class C Shares:
======================================================================================================
 7/02/97          7/11/97        $.102680       $.106269       $.280059       $.489008       $.911909*
------------------------------------------------------------------------------------------------------
12/09/97          12/17/97       $.089121       $.078424       $.278679       $.446224       $.896217**
======================================================================================================
Class D Shares:
======================================================================================================
 7/02/97          7/11/97        $.128626       $.133121       $.350826       $.612573       $.911909*
------------------------------------------------------------------------------------------------------
12/09/97          12/17/97       $.114997       $.101194       $.359591       $.575782       $.896217**
======================================================================================================

* All of this long-term capital gain distribution is subject to the 28% tax rate.
** Of this long-term capital gain distribution, 22.90% is subject to the 28% tax rate and 77.10% is subject to the 20% tax rate.

The qualifying domestic ordinary income qualifies for the dividends-received deduction for corporations.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received are exempt from state income tax.

Listed at right are the percentages of total assets of the Fund invested in Federal obligations for each quarter ended during the fiscal year.

Please retain this information for your records.

---------------------------------------------------
                                 Percentage of
For the Quarter Ended        Federal Obligations+
---------------------------------------------------

June 30, 1997 ..................     16.48%
September 30, 1997 .............     15.01%
December 31, 1997 ..............     12.72%
March 31, 1998 .................     12.99%
---------------------------------------------------

+ For purposes of this calculation, Federal Obligations include US Treasury Notes, US Treasury Bills and US Treasury Bonds. Also included are obligations issued by the following agencies: Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal Home Loan Banks and the Student Loan Marketing Association. Repurchase Agreements are not included in this calculation.

Merrill Lynch Capital Fund, Inc.                                  March 31, 1998

OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Donald Cecil, Director
M. Colyer Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Kurt Schansinger, Senior Vice President and
   Portfolio Manager
Donald C. Burke, Vice President
Walter Cuje, Vice President
Gerald M. Richard, Treasurer
Thomas D. Jones, III, Secretary

Custodian

The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent

Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

Merrill Lynch Capital Fund, Inc.                                  March 31, 1998

PORTFOLIO INFORMATION (unaudited)

As of March 31, 1998:

                                                            Percent of
  Ten Largest Common Stock Holdings                         Net Assets
  Travelers Group, Inc. ...............................        2.3%
  Williams Companies, Inc. ............................        2.2
  Kansas City Southern Industries, Inc. ...............        1.8
  Allstate Corporation ................................        1.8
  Goodyear Tire & Rubber Co. (The) ....................        1.6
  United Technologies Corp. ...........................        1.6
  Yacimientos Petroliferos
  Fiscales S.A. (YPF)(ADR) ............................        1.4
  Carnival Corp. (Class A) ............................        1.3
  Wal-Mart Stores, Inc. ...............................        1.3
  Rite Aid Corp. ......................................        1.2

                                                            Percent of
  Ten Largest Industries ..............................     Net Assets*
  Insurance ...........................................       10.8%
  Banking .............................................        4.9
  Diversified Companies ...............................        4.9
  Oil -- Integrated ...................................        4.5
  Natural Gas Suppliers ...............................        4.3
  Financial Services ..................................        3.8
  Chemicals ...........................................        2.8
  Railroads ...........................................        2.7
  Paper & Forest Products .............................        2.5
  Electrical Equipment ................................        2.2

* Based on total holdings in common stocks and bonds.


Common Stock Portfolio Changes for the Quarter Ended March 31, 1998

 Additions
 Corning, Inc.
 GenCorp Inc.
 McCormick & Company, Inc.
*Morrison Knudsen Corporation
 Motorola, Inc.
 Rockwell International Corporation

 Deletions
 Columbia/HCA Healthcare Corp.
 Grace (W.R.) & Co.
*Morrison Knudsen Corporation
 Nokia Corp. OY (ADR)
 Nucor Corporation

* Added and deleted in the same quarter.


31